                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated October 11, 2002  included in this Form 10-KSB,  into The Millbrook
Press Inc.'s  previously filed  Registration  Statement on Form S-3 No. 333-1463 and Registration Statement on Form S-8 No. 333-75584.

DiSanto Bertoline & Company, P.C.
October 11, 2002